EXHIBIT 10.73
March 30, 2010
SunTrust Bank, as Administrative Agent
303 Peachtree Street
Atlanta, Georgia 30308
Re: Letter Amendment to Credit Agreement
Ladies and Gentlemen:
Reference is made to (i) that certain Credit Agreement dated as of May 1, 2006 (as amended, restated, supplemented, or otherwise modified from time to time, the “Credit Agreement”; capitalized terms used but not defined herein shall have the meaning ascribed to such terms in the Credit Agreement), by and among National Consumer Cooperative Bank (the “Borrower”), the Administrative Agent, PNC Bank, National Association and Wells Fargo Bank, N.A., Successor-By Merger to Wachovia Bank, National Association, as co-syndication agents (“Syndication Agents”), Calyon New York Branch and Union Bank of California, N.A., as co-documentation agents (“Documentation Agents”), SunTrust Capital Markets, Inc., as lead arranger and book manager (“Arranger”; Administrative Agent, Syndication Agents, Documentation Agents and the Arranger are each an “Agent” and are, collectively, the “Agents”), and the lenders party thereto from time to time (each a “Bank” and, collectively, the “Banks”), (ii) that certain Order to Cease and Desist, effective as of March 15, 2010, issued by the Office of Thrift Supervision (the “OTS”) to the Borrower in connection with the June 2009 examination completed by the OTS (the “Order”), and (iii) that certain Supervisory Agreement, dated as of March 15, 2010, between NCB, FSB and the OTS (the “Supervisory Agreement”).
The Borrower desires to amend the Credit Agreement and the Administrative Agent and the Banks are willing to accommodate Borrower’s request on the terms set forth herein. The parties hereto therefore agree as follows, such agreements to be effective as of February 23, 2010:
(a) Section 8.11 of the Credit Agreement is hereby amended and modified by deleting such section in its entirety and inserting the following in lieu thereof:
“8.11 FDIC OR GOVERNMENTAL AUTHORITY RESTRICTIONS.
(a) Any Governmental Authority having regulatory authority over the Borrower or any Subsidiary shall impose any Borrower- or Subsidiary-specific restriction upon the payment of dividends from any such Subsidiary to the Borrower (other than restrictions on the payment of dividends solely to the extent imposed pursuant to the Capital Purchase Program); provided, however, that such action shall not be deemed an Event of Default so long as it may be complied with without violating the other terms and conditions of this Agreement or any other Loan Document; or

(b) Any Financial Institution Subsidiary shall cease for any reason to be an insured bank under the Federal Deposit Insurance Act, as amended; or
(c) The FDIC or any other federal or state regulatory authority shall issue a cease and desist order or take other action of a disciplinary or remedial nature against the Borrower or any Financial Institution Subsidiary and such order or other action could reasonably be expected to have a Material Adverse Effect or there shall occur with respect to any Financial Institution Subsidiary any event that is grounds for the required submission of a capital restoration plan under 12 U.S.C. §1831o (e)(2) and the regulations thereunder; or
(d) The Borrower or any Financial Institution Subsidiary shall enter into a written supervisory or similar agreement with any Governmental Authority having regulatory authority over such Person for any reason; provided, however, that the entry into such supervisory or similar agreement shall not be deemed an Event of Default so long as it may be complied with without violating the other terms and conditions of this Agreement or any other Loan Document; or,”
(b) The Banks hereby waive any Default or Event of Default that may have occurred under Section 8.11 of the Credit Agreement as a result of the Order and/or the Supervisory Agreement, copies of which are attached hereto as Exhibit A.
(c) This letter amendment (this “Letter Amendment”) is a Loan Document. This Letter Amendment may be executed in any number of counterparts and by different parties on separate counterparts. Each of such counterparts shall be deemed to be an original, and all of such counterparts, taken together, shall constitute but one and the same agreement. Delivery of an executed counterpart of this Letter Amendment by telefacsimile or other electronic transmission shall be equally effective as delivery of a manually executed counterpart. This Letter Amendment shall be binding upon and inure to the benefit of each of the parties hereto and each of their respective successors and assigns.
(d) The execution, delivery, and performance of this Letter Amendment shall not operate as a waiver of or, except as expressly set forth herein, as an amendment, of any right, power, or remedy of any Agent or any Bank under the Credit Agreement or any other Loan Document.

(e) The modifications and agreements herein are limited to the specifics hereof, shall not apply with respect to any facts or occurrences other than those on which the same are based, shall not excuse future non-compliance with the Credit Agreement or any Loan Document, and, except as expressly set forth herein, shall not operate as an amendment of any other condition or any right, power or remedy of any Agent or any Bank, nor as a consent to any further or other matter, under the Loan Documents.
(f) THE VALIDITY OF THIS LETTER AMENDMENT, THE CONSTRUCTION, INTERPRETATION, AND ENFORCEMENT HEREOF, AND THE RIGHTS OF THE PARTIES HERETO WITH RESPECT TO ALL MATTERS ARISING HEREUNDER OR RELATED HERETO SHALL BE DETERMINED UNDER, GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.
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IN WITNESS WHEREOF, the parties hereto have caused their respective duly authorized officers or representatives to execute and deliver this Letter Amendment as of the day and year first written above.

BORROWER: NATIONAL CONSUMER COOPERATIVE BANK, as Borrower
By:
Name:
Title:

ADMINISTRATIVE AGENT AND BANKS: SUNTRUST BANK, as Administrative Agent and a Bank
By:
Name:
Title:

BANK OF AMERICA, N.A., as a Bank
By:
Name:
Title:

PNC BANK, NATIONAL ASSOCIATION., as a Bank
By:
Name:
Title:

WELLS FARGO BANK, N.A., SUCCESSOR- BY MERGER TO WACHOVIA BANK, N.A., as a Bank
By:
Name:
Title:

CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK NEW YORK BRANCH, as a Bank
By:
Name:
Title:

By:
Name:
Title:

UNION BANK, N.A., as a Bank
By:
Name:
Title:

JPMORGAN CHASE BANK, N.A., as a Bank
By:
Name:
Title:

MANUFACTURERS AND TRADERS TRUST COMPANY, as a Bank
By:
Name:
Title:

CREDIT SUISSE, CAYMAN ISLANDS BRANCH, as a Bank
By:
Name:
Title:

COÖPERATIEVE CENTRALE RAIFFEISEN BOERENLEENBANK B.A., “RABOBANK INTERNATIONAL”, NEW YORK BRANCH, as a Bank
By:
Name:
Title:

By:
Name:
Title:

MIZUHO CORPORATE BANK (USA), as a Bank
By:
Name:
Title:

U.S. BANK NATIONAL ASSOCIATION, as a Bank
By:
Name:
Title:

THE BANK OF NOVA SCOTIA, as a Bank
By:
Name:
Title:

TAIPEI FUBON COMMERCIAL BANK, NEW YORK AGENCY, as a Bank
By:
Name:
Title:

FIRST COMMERCIAL BANK, LOS ANGELES BRANCH, as a Bank
By:
Name:
Title:

Acknowledged and agreed to as of the date first written above: NCB FINANCIAL CORPORATION
By:
Name:
Title:

EXHIBIT A
Order to Cease and Desist and Supervisory Agreement